UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2021

Kala Pharmaceuticals, Inc.

(Exact Name of Company as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 996-5252

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.      Results of Operations and Financial Condition.

On January 7, 2021, Kala Pharmaceuticals, Inc. (the “Company”) issued a press release to announce the commercial launch of EYSUVISTM (loteprednol etabonate ophthalmic suspension) 0.25%, its product for the short-term (up to two weeks) treatment of the signs and symptoms of dry eye disease. Although the Company has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2020, the Company disclosed in the press release that it expects to report cash, cash equivalents and short-term investments of approximately $153.5 million as of December 31, 2020. The estimated cash, cash equivalents and short-term investments figure includes net proceeds generated from the sale of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) under its “at-the-market” offering program during the fourth quarter of 2020. The press release is attached hereto as Exhibit 99.1.

The estimated cash, cash equivalents and short-term investments figure is preliminary and unaudited, represents management’s estimate as of the date of this report and is subject to completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the estimated cash, cash equivalents and short-term investments figure.

The information in this Item 2.02 is furnished under Item 2.02 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.      Other Events.

Commercial Launch of EYSUVIS

On January 7, 2021, the Company issued a press release to announce the commercial launch of EYSUVIS (loteprednol etabonate ophthalmic suspension) 0.25%, its product for the short-term (up to two weeks) treatment of the signs and symptoms of dry eye disease. The information set forth in Item 2.02 of this Form 8-K regarding the Company’s estimated, preliminary cash, cash equivalents and short-term investments as of December 31, 2020 is incorporated by reference into this Item 8.01.

At-the-Market Offering Program Update

As previously reported, on May 7, 2020, the Company entered into an Amended and Restated Sales Agreement (the “Sales Agreement”) with Jefferies LLC (“Jefferies”), as agent, pursuant to which the Company may offer and sell shares of its Common Stock for aggregate gross sale proceeds of up to $75.0 million from time to time through Jefferies under an “at-the-market” offering program. During the fourth quarter of 2020, the Company issued and sold an aggregate of 2,821,059 shares of its Common Stock under its “at-the-market” offering program for aggregate net sale proceeds of approximately $20.6 million, after deducting sales commissions.

Cash Runway

The Company anticipates that its cash, cash equivalents and short-term investments as of December 31, 2020, along with anticipated sales of INVELTYS (loteprednol etabonate ophthalmic suspension) 1.0%, will enable it to fund its operations into at least the fourth quarter of 2022. The Company also expects revenue anticipated to be generated from sales of EYSUVIS will provide additional cash runway. The Company has based this estimate on assumptions that may prove to be wrong, and it could use its capital resources sooner than it currently expects.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the Company’s plan to grow its sales force to 125 sales representatives in 2021, pending the status of the COVID-19 pandemic; the status of insurance coverage and the availability of reimbursements for EYSUVIS and INVELTYS for commercial and Medicare Part D patients; the commercial potential for EYSUVIS and INVELTYS; the Company’s plans to advance its preclinical pipeline of programs and the potential benefits of such programs; and the Company’s expectations regarding its use of cash, cash runway and projected revenues. All statements, other than statements of historical facts, contained in this Form 8-K, including statements regarding the Company’s strategy, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of various risks and uncertainties including, but not limited to: the impact of extraordinary external events, such as the current pandemic health event resulting from the novel coronavirus (COVID-19), and their collateral consequences, including disruption of the activities of the Company’s sales force and the market for EYSUVIS and INVELTYS; whether the Company will be able to successfully implement its commercialization plans for EYSUVIS and INVELTYS; whether the market opportunity for EYSUVIS and INVELTYS is consistent with the Company’s expectations and market research; the Company’s ability execute on the commercial launch of EYSUVIS on the timeline expected, or at all, including obtaining Commercial and Medicare Part D payor coverage; whether the Company will be able to generate its projected net product revenue on the timeline expected, or at all; whether the Company's cash resources will be sufficient to fund the Company's foreseeable and unforeseeable operating expenses and capital expenditure requirements for the Company's expected timeline; other matters that could affect the availability or commercial potential of EYSUVIS and INVELTYS; and other important factors, any of which could cause the Company's actual results to differ from those contained in the forward-looking statements, discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q and other filings the Company makes with the Securities and Exchange Commission. These forward-looking statements represent the Company’s views as of the date of this Form 8-K and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release of Kala Pharmaceuticals, Inc., dated January 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA PHARMACEUTICALS, INC.

Date: January 7, 2021	By:	/s/ Eric L. Trachtenberg
Name: Eric L. Trachtenberg
Title: General Counsel, Chief Compliance Officer & Corporate Secretary